THE ADVISORS' INNER CIRCLE FUND

                      UNITED ASSOCIATION S&P 500 Index Fund

   SUPPLEMENT DATED JANUARY 17, 2003 TO THE PROSPECTUS DATED JANUARY 17, 2003


THIS SUPPLEMENT PROVIDES NEW AND  ADDITIONAL INFORMATION BEYOND THAT CONTAINED
    IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH
                                THE PROSPECTUS.

The Advisors' Inner Circle Fund (the "Trust") has not yet commenced the offering of shares of the United Association S&P 500 Index Fund (the "Fund"). The Fund expects to commence operations and offer its shares on or about February 24, 2003.

The Fund has been established as part of an Agreement and Plan of Reorganization and the transactions contemplated thereby ("Reorganization Plan"). The Reorganization Plan contemplates that the Fund will be the successor to the United Association S&P 500 Index Fund, a portfolio of Financial Investors Trust, a Delaware business trust (the "Former UA Fund"). The Reorganization Plan has been approved by the Boards of Trustees of the Trust and of the Financial Investors Trust, but is subject to the approval of the shareholders of record as of December 20, 2002 of the Former UA Fund. These shareholders are expected to consider the Reorganization Plan at a meeting scheduled for February 14, 2003.

The Fund will not commence operations and will not offer its shares unless and until the Reorganization Plan is approved by the shareholders of the Former UA Fund and the transactions contemplated by the Reorganization Plan take place (the "Closing Date"). Assuming shareholders approve the Reorganization Plan, the Closing Date is scheduled to be on February 24, 2003. The shareholder meeting date and Closing Date are subject to change.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
             YOU MAY DISCARD THIS SUPPLEMENT AFTER THE CLOSING DATE